                  [FORM OF ISO GRANT CERTIFICATE FOR EMPLOYEE]

                            STOCK OPTION CERTIFICATE
                               (Non-Transferable)

                                                               For ______ Shares

                             Issued Pursuant to the
                             2003 Incentive Plan of

                             JAMES RIVER GROUP, INC.

         THIS CERTIFIES that on _______________ (the "Issuance Date"),
[Holders's name] (the "Holder") was granted an option (the "Option") to purchase, at the option price of $_____ per share (the "Exercise Price"), up to
_______________ fully paid and non-assessable shares of the Common Stock, $.01 par value per share (the "Shares"), of James River Group, Inc., a Delaware corporation (the "Company"), upon and subject to the following terms and conditions:

         (a)    Terms of the Plan. The Option is granted pursuant to, and is subject to the terms and conditions of, the 2003 Incentive Plan of the Company
(as amended from time to time, the "Plan"), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below. Capitalized terms used herein shall have the meanings set forth in the Plan, unless otherwise defined herein.

         The Company intends that this Option qualify as an "incentive" share option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permissible under the Internal Revenue Code. To the extent that the Option does not qualify as an incentive share option, the Option or the portion thereof which does not so qualify shall constitute a separate
"nonqualified" share option.

         (b)    Expiration. This Option shall expire at 11:59 p.m., ____________
[date that is within 10 years less one day after grant date], unless earlier terminated in accordance with this Option Certificate or the Plan.

         (c)    Exercise. This Option may be exercised or surrendered during the
Holder's lifetime only by the Holder or his/her guardian or legal representative. THIS OPTION SHALL NOT BE TRANSFERABLE BY THE HOLDER OTHERWISE
THAN BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION.

         This Option shall vest and be exercisable as set forth below:

                (i)    If the Holder has been continuously employed by the
Company or any of its subsidiaries or affiliates on ____________ [one year], this Option shall vest and be exercisable in accordance with its terms with respect to ______ Shares [25% of total].

                (ii)   If the Holder has been continuously employed by the
Company or any of its subsidiaries or affiliates on ____________ [two years], this Option shall vest and be

exercisable in accordance with its terms with respect to an additional ______
Shares [25% of total].

                (iii)  If the Holder has been continuously employed by the
Company or any of its subsidiaries or affiliates on ____________ [three years], this Option shall vest and be exercisable in accordance with its terms with respect to an additional ______ Shares [25% of total].

                (iv)   If the Holder has been continuously employed by the
Company or any of its subsidiaries or affiliates on ____________ [four years], this Option shall vest and be exercisable in accordance with its terms with respect to an additional ______ Shares [25% of total].

              [Insert alternative vesting schedule, if applicable.]

         This Option shall be exercised by the Holder (or by his/her executors, administrators, guardian or legal representative) as to all or part of the
Shares, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full
Exercise Price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check or wire transfer of immediately available funds,
(ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the
Committee, (iii) with the consent of the Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) if Shares are traded on a national securities exchange, the
Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee
authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the
Company an amount equal to the purchase price, or (v) with the consent of the
Committee, any combination of (i), (ii), (iii) and (iv). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the
Committee, in its sole discretion, may permit the Holder to constructively exchange Shares already owned by the Holder in lieu of actually tendering such
Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any
Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

         (d)    Termination of Employment. In the event of the termination of the Holder's employment or separation from service for any reason (other than death, disability or termination for cause as provided below), this Option, to the extent not previously exercised or expired, to the extent vested on the date of such termination shall be exercisable as of such termination for a period not to exceed three months after the date of such termination, provided, however, that the Committee shall have the absolute discretion to increase such period
(in which event this Option shall no longer qualify as an "incentive" share option) or to decrease such period to a period of not less than two weeks.

         In the event of the termination of the Holder's employment for cause, the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day of such termination of employment.
For the purposes of this Stock Option Certificate, the term "cause" shall be defined as: (i) any act of fraud or embezzlement in respect of the Company or any of their respective funds, properties or assets; (ii) conviction of the
Holder of a felony under the laws of the United States or any state thereof;
(iii) willful misconduct or gross negligence by the Holder in connection with the performance of his or her duties to the Company; (iv) intentional dishonesty by the Holder in the performance of his or her duties to the Company; (v)
engagement by the Holder in the use of illegal substances or alcohol, which use has impaired the Holder's ability, as determined by the Board of Directors of the Company, on an ongoing basis, to perform his or her duties to the Company;
or (vi) breach by the Holder of any terms and conditions set forth in any non-competition, non-solicitation and/or non-disclosure agreement executed by the Holder. A determination of cause shall be made by the Board of Directors of the Company.

         (e)    In the event (i) the Holder dies while in the service of the
Company or any of its subsidiaries or affiliates or (ii) the Holder's service with the Company or any of its subsidiaries or affiliates is terminated due to his total disability, the terms and conditions of Sections 9.6 and 9.7 of the
Plan shall apply.

         (f)    Adjustments. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section
9.9 of the Plan.

         (g)    Delivery of Share Certificates. Within a reasonable time after the exercise of this Option, the Company shall cause to be delivered to the person entitled thereto a certificate for the Shares purchased pursuant to the exercise of this Option. If this Option shall have been exercised with respect to less than all of the Shares subject to this Option, the Company shall also cause to be delivered to the person entitled thereto a new Option Certificate in replacement of this Option Certificate if surrendered at the time of the exercise of this Option, indicating the number of Shares with respect to which this Option remains available for exercise, or this Option Certificate shall be endorsed to give effect to the partial exercise of this Option.

         (h)    Withholding. In the event that the Holder elects to exercise this Option or any part thereof, and if the Company or any subsidiary or affiliate of the Company shall be required to withhold any amounts (the
"Withholding Taxes") by reason of any federal, state or local tax laws, rules or regulations in respect of the issuance of Shares to the Holder pursuant to the
Option or the exercise or disposition (in whole or in part) of the Option, or a
Disqualifying Disposition (defined below) of Shares, the Company or such subsidiary or affiliate shall be

entitled to deduct and withhold such amounts from any payments to be made to the
Holder. In any event, the Holder shall make available to the Company or such subsidiary or affiliate, promptly when requested by the Company or such subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such subsidiary or affiliate out of any funds or property due or to become due to the Holder.

         (i)    Notice to Company of Disqualifying Disposition. Each Holder
agrees to notify the Company in writing immediately after such Holder makes a
"Disqualifying Disposition" of any Shares acquired pursuant to the exercise of the Option. A "Disqualifying Disposition" is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Holder was granted the Option, or (b) one year after the date the Holder acquired
Shares by exercising the Option. If the Holder has died before such Shares are sold, these holding period requirements do not apply.

         (j)    Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this
Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

         (k)    Rights of Holder. Nothing contained herein shall be construed to confer upon the Holder any right to be continued in the employ of the Company and/or any subsidiary or affiliate of the Company or derogate from any right of the Company and/or any subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Holder at any time, with or without cause.
The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the
Holder are limited to those expressed herein and are not enforceable against the
Company except to the extent set forth herein.

         (l)    Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the
Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Holder shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

         The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR
         SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT

         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES
         ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM
         REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED
         BY AN OPINION FROM COUNSEL TO THE COMPANY.

         (m)    Amendment. The Company may at any time or from time to time amend the terms and conditions of this Option in accordance with the Plan.

         (n)    Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at the office of James River Group, Inc., Inc., 1414
Raleigh Road, Suite 415, Chapel Hill, North Carolina 27517 or at such other address as the Company by notice to the Holder may designate in writing from time to time; and if to the Holder, at the address shown below his/her signature on this Option Certificate, or at such other address as the Holder by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

         (o)    Interpretation. A determination of the Committee, in its sole discretion, as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final and binding. The Committee, in its sole discretion, may authorize and establish such rules, regulations and revisions thereof as it may deem advisable.

         IN WITNESS WHEREOF, the parties have executed this Option Certificate as of the date set forth above.

                                           JAMES RIVER GROUP, INC.

                                           By:________________________
                                              Name:
                                              Title:

ACCEPTED:

______________________________________
Holder

Print Name:  _________________________

Address:  ____________________________

______________________________________

Social Security Number:  _____________